                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - December 13, 2001

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



       Pennsylvania                   0-16276                   23-2449551
---------------------------    ----------------------     ----------------------
State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                Number)             Identification Number)



       101 North Pointe Boulevard
         Lancaster, Pennsylvania                         17601-4133
----------------------------------------    ------------------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number including area code:          (717) 581-6030
                                                      --------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)







                    Page 1 of 11 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 5

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         Registrants Press Release, dated December 19, 2001, is attached as
         Exhibit 99.1 to this Current Report and incorporated herein by reference.

         Registrant files the Amendment to Agreement and Plan of Reorganization dated December 13, 2001, as Exhibit 99.2 to this Current Report. The amendment clarifies the exchange ratio in reference to the stock consideration and relative proportions of cash and reserve consideration to be received by shareholders of Equipment Finance, Inc. in the proposed acquisition by Registrant.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  99.1     Registrant's Press Release, dated December 19, 2001.

                  99.2     Amendment to Agreement and Plan of Reorganization.






                    Page 2 of 11 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 5

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  REGULATION FD. DISCLOSURE.

         Not Applicable.












                    Page 3 of 11 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 5

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STERLING FINANCIAL CORPORATION
                                     (Registrant)


Dated: December 19, 2001              /s/ DOUGLAS P. BARTON
                                     -------------------------------------------
                                     Douglas P. Barton
                                     Vice President and Chief Accounting Officer












                    Page 4 of 11 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 5

                                  EXHIBIT INDEX

                                                                   Page Number
                                                                   in Manually
Exhibit No.  Description                                         Signed Original
-----------  -----------                                         ---------------
99.1         Registrant's Press Release, dated December 19, 2001        7

99.2         Amendment to Agreement and Plan of Reorganization         10